VOYAGEUR INTERMEDIATE TAX-FREE FUNDS

Registration No. 811-04364
FORM N-SAR
Annual Period Ended August 31, 2009

SUB-ITEM 77Q.1:  Exhibits

Certificate of Amendment to Agreement and Declaration of Trust of Voyageur Intermediate Tax-Free
Funds dated February 26, 2009, attached as Exhibit.